SUPPLEMENT TO THE
FIDELITY UTILITIES FUND MARCH 31, 1997
PROSPECTUS
The following information replaces similar information found in "FMR and its Affiliates" on page 9:
Nick Thakore is manager of Utilities, which he has managed since August 1997. Mr. Thakore joined Fidelity as an analyst in 1993, after earning his MBA from The Wharton School at the University of Pennsylvania. Previously, he was a real estate analyst for Prudential Properties Company from 1989 to 1991.